Exhibit 10.2

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  THIS ASSIGNMENT AND ASSUMPTION (this "ASSIGNMENT") is made as of May 22, 2006, among Comverse, Inc., a Delaware corporation ("ASSIGNOR"), and Comverse Ltd., a corporation organized under the laws of Israel ("ASSIGNEE").

                             PRELIMINARY STATEMENTS

                  A. Assignor entered into that certain Stock Purchase Agreement dated as of April 7, 2006 (as amended, the "PURCHASE AGREEMENT") with the Selling Stockholders named therein pursuant to which Assignor agrees to acquire up to all of the outstanding capital stock of Netcentrex S.A., a company organized under the laws of France (the "COMPANY"); and

                  B. As of the date hereof, Assignor desires to assign to Assignee, and Assignee desires to acquire from Assignor, Assignor's rights and obligations under the Purchase Agreement in accordance with the terms thereof.

                  NOW, THEREFORE, in consideration of the foregoing preliminary statements and the representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Assignment. Assignor hereby transfers and assigns to Assignee, and Assignee hereby acquires from Assignor, all of Assignor's right, title, and interest in and to its rights and obligations under the Purchase Agreement.

         2. Assumption. Assignee hereby accepts the Assignor's rights and obligations under the Purchase Agreement and agrees to be bound by the terms of, and assumes all of the obligations of Assignor under, the Purchase Agreement from and after the date hereof.

         3. Governing Law. This Agreement shall be governed by the laws of the State of New York.

         4. Counterparts. This Agreement may be executed in multiple counterparts.


         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first above written.


                                     ASSIGNOR:

                                     COMVERSE, INC.

                                     By: /s/ Aver Ronen
                                         -----------------------------------
                                     Name: Aver Ronen
                                     Title:  Authorized Signatory



                                     ASSIGNEE:

                                     COMVERSE LTD.

                                     By: /s/ Ziv Leitman
                                         -----------------------------------
                                     Name: Ziv Leitman
                                     Title: Chief Financial Officer